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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) January 29, 1998


                       Salomon Smith Barney Holdings Inc.
             (Exact name of registrant as specified in its charter)


Delaware                             1-4346                     22-166-0266
(State or other                   (Commission                  (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)

 388 Greenwich Street,   New York, NY                              10013
(Address of principal executive offices)                         (Zip Code)

                                 (212) 816-6000
              (Registrant's telephone number, including area code)
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                       SALOMON SMITH BARNEY HOLDINGS INC.
                           CURRENT REPORT ON FORM 8-K




ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

            Exhibits:

   Exhibit No.    Description
   -----------    -----------

      1.01 Terms Agreement, dated January 29, 1998, among the Company and Salomon Brothers Inc, ABN AMRO Chicago Corporation, Banc One Capital Corporation, Bear, Stearns & Co. Inc. and NationsBanc Montgomery Securities LLC, as Underwriters, relating to the offer and sale of the Company's 6 1/8% Notes due January 15, 2003.

      4.01        Form of Note for the Company's 6 1/8% Notes due January 15,
                  2003.


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                                    SIGNATURE


            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: January 30, 1998             SALOMON SMITH BARNEY HOLDINGS INC.


                                    By: /s/ Mark I. Kleinman
                                       ----------------------------
                                        Mark I. Kleinman
                                        Treasurer


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                                EXHIBIT INDEX


   Exhibit No.    Description
   -----------    -----------

      1.01 Terms Agreement, dated January 29, 1998, among the Company and Salomon Brothers Inc, ABN AMRO Chicago Corporation, Banc One Capital Corporation, Bear, Stearns & Co. Inc. and NationsBanc Montgomery Securities LLC, as Underwriters, relating to the offer and sale of the Company's 6 1/8% Notes due January 15, 2003.

      4.01        Form of Note for the Company's 6 1/8% Notes due January 15,
                  2003.